UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed  by a Party other than the Registrant   ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

DEPOMED, INC.

(Name of Registrant as Specified in Its Charter)

HORIZON PHARMA PUBLIC LIMITED COMPANY

HORIZON PHARMA, INC.

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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Filed pursuant to Rule 14a-6

of the Securities Exchange Act of 1934, as amended

Filing by: Horizon Pharma Public Limited Company

Subject Company: Depomed, Inc.

SEC File No. of Depomed, Inc.: 001-13111

Horizon Pharma plc (“Horizon Pharma”) has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) and accompanying WHITE and BLUE proxy cards to be used to solicit requests that Depomed, Inc. (“Depomed”) call two related special meetings of shareholders.

This Schedule 14A filing consists of a letter sent by Horizon Pharma, Inc, a wholly owned subsidiary of Horizon Pharma, that contains information regarding the proposed acquisition of Depomed by Horizon Pharma and Horizon Pharma’s solicitation of requests that Depomed call two related special meetings of shareholders.

Forward-Looking Statements

This communication contains forward-looking statements, including, but not limited to, statements related to Horizon Pharma’s offer to exchange its ordinary shares for all issued and outstanding shares of Depomed’s stock and the potential strategic and financial benefits thereof, the future financial performance and prospects of each of Horizon Pharma and Depomed, Horizon Pharma’s business strategy and plans, and other statements that are not historical facts. These forward-looking statements are based on Horizon Pharma’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks that the conditions to the exchange offer will not be satisfied, Horizon Pharma will ultimately not pursue a transaction with Depomed or Depomed will reject engaging in any transaction with Horizon Pharma; if the conditions of the exchange offer are satisfied and/or a transaction is negotiated between Horizon Pharma and Depomed, risks related to Horizon Pharma’s ability to complete the acquisition on the proposed terms; the possibility that competing offers will be made; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed acquisition; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the possibility that if the combined company does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Horizon Pharma’s shares could decline, as well as other risks related to the Horizon Pharma and Depomed businesses, including the ability to grow sales and revenues from existing products; competition, including potential generic competition; the ability to protect intellectual property and defend patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon Pharma’s and Depomed’s respective filings and reports with the SEC. Horizon Pharma undertakes no duty or obligation to update any forward-looking statements contained in this communication as a result of new information, except as required by applicable law or regulation.

Additional Information

This communication does not constitute an offer to buy or solicitation of any offer to sell or vote securities and is for informational purposes only. It relates to the offer commenced by Horizon Pharma to exchange each issued and outstanding share of Depomed common stock for 0.95 Horizon Pharma ordinary shares. The offer will be made only through the Tender Offer Statement on Schedule TO or the Prospectus/Offer to Exchange included in the Registration Statement on Form S-4 (including the Letter of Transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) that Horizon Pharma has filed with the SEC. This communication also relates to a solicitation by Horizon Pharma of Depomed’s shareholders to call two special shareholder meetings to consider the principal proposals described in the Special Meetings Solicitation Statement (as defined below). On September 8, 2015, Horizon Pharma filed a definitive solicitation statement and accompanying WHITE and BLUE proxy cards with the SEC with respect to the solicitation of proxies to call two related special meetings of shareholders (including any amendments and supplements, the “Special Meetings Solicitation Statement”). Subject to further developments, Horizon Pharma may file one or more further supplements to the Special Meetings Solicitation Statement and additional solicitation statements and/or one or more proxy statements or other documents with the SEC in connection with such special shareholders meetings, and Horizon Pharma (and, if a negotiated transaction is agreed upon, Depomed) may file one or more registration statements, prospectuses, proxy statements, Exchange Offer Documents or other documents with the SEC in connection with the offer or any other proposed transaction involving Horizon Pharma and Depomed. This communication is not a substitute for any solicitation statement, proxy statement or other document filed with the SEC in connection with such special shareholders meetings or any registration statement, prospectus, proxy statement, Exchange Offer Document or other document Horizon Pharma and/or Depomed may file with the SEC in connection with the offer or any other proposed transaction involving Horizon Pharma and Depomed.

If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.” Only your broker or other nominee, as the holder of record of your shares, may submit a WHITE proxy card and/or a BLUE proxy card to join us in calling the special meetings, and your bank, broker or other nominee may do so only with your specific instructions to do so. YOUR BANK, BROKER OR OTHER NOMINEE HAS PROVIDED YOU WITH A SINGLE VOTING INSTRUCTION FORM FOR PURPOSES OF VOTING ON THE MATTERS SET FORTH IN BOTH THE WHITE PROXY CARD AND THE BLUE PROXY CARD. PLEASE READ AND FOLLOW SUCH SINGLE VOTING INSTRUCTION FORM CAREFULLY IF YOU WISH TO JOIN US IN CALLING ONE OR BOTH OF THE SPECIAL MEETINGS. PLEASE NOTE THAT THE SINGLE VOTING INSTRUCTION FORM PERMITS BENEFICIAL OWNERS TO “ABSTAIN” FROM VOTING ON THE MATTERS SET FORTH ON THE WHITE AND BLUE PROXY CARDS; IF YOU, AS A BENEFICIAL OWNER SO ABSTAIN ON EITHER OR BOTH PROXY CARDS, YOUR ABSTENTION WILL RESULT IN YOUR SHARES NOT BEING COUNTED TOWARDS OUR OBTAINING THE SPECIAL MEETING PERCENTAGE FOR CALLING THE APPLICABLE SPECIAL MEETING. INVESTORS AND SECURITY HOLDERS OF HORIZON PHARMA AND DEPOMED ARE URGED TO READ CAREFULLY THE SPECIAL MEETINGS SOLICITATION STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE AND BLUE PROXY CARDS AND OTHER SOLICITATION STATEMENTS, PROXY STATEMENTS AND DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE SPECIAL SHAREHOLDERS MEETINGS AND THE EXCHANGE OFFER DOCUMENTS (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND ANY REGISTRATION STATEMENTS, PROSPECTUSES, PROXY STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE OFFER OR ANY OTHER PROPOSED TRANSACTION INVOLVING HORIZON PHARMA AND DEPOMED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON PHARMA, DEPOMED, THE SPECIAL MEETINGS, THE OFFER OR ANY OTHER PROPOSED TRANSACTION INVOLVING HORIZON PHARMA AND DEPOMED, AS APPLICABLE.

Investors and security holders may obtain free copies of the Special Meetings Solicitation Statement, the Exchange Offer Documents and any other related documents (when they are available) filed with the SEC at the SEC’s web site at www.sec.gov or by directing a request to Horizon Pharma’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon Pharma’s Investor Relations department at 224-383-3400 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon Pharma’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Special Note Regarding Litigation

As described in the Exchange Offer Documents and the Special Meetings Solicitation Statement, Horizon Pharma is currently challenging Depomed’s bylaw-mandated process for calling a special meeting of shareholders as contrary to California law in a judicial proceeding seeking to protect Depomed shareholders’ franchise rights. With that judicial challenge pending, the Special Meetings Solicitation Statement and accompanying WHITE and BLUE proxy cards that have been distributed to Depomed shareholders reflect Horizon Pharma’s good faith effort to nevertheless comply with what we believe is an onerous process for calling a special meeting of shareholders imposed by the Depomed board of directors. The Superior Court of the State of California, County of Santa Clara, where our judicial challenge is pending, has calendared for November 5, 2015 a hearing on a preliminary injunction motion by Horizon Pharma, Inc., a wholly owned subsidiary of Horizon Pharma, to enjoin, among other things, the enforcement of Depomed’s bylaws that mandate what we believe to be the onerous process for calling a special meeting of shareholders. On that same date, the Court is also scheduled to hold a hearing on a preliminary injunction motion by Depomed for its claims against Horizon Pharma and Horizon Pharma, Inc.

Certain Information Regarding Participants

Horizon Pharma and/or Depomed and their respective directors, executive officers and certain other employees and the Horizon Pharma nominees may be deemed participants in a solicitation of proxies in connection with the requests to call the special shareholders meetings. You can find information about Horizon Pharma’s directors, executive officers and such certain other employees and any individuals Horizon Pharma is seeking to nominate for election to the Depomed board of directors, as described in the Special Meetings Solicitation Statement, in Horizon Pharma’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, Horizon Pharma’s definitive proxy statement filed with the SEC on May 6, 2015, Horizon Pharma’s Current Report on Form 8-K/A filed with the SEC on July 27, 2015 and the Special Meetings Solicitation Statement and in such other solicitation statements, proxy statements or other documents that would be filed with the SEC in connection with the special shareholders meetings. You can find information about Depomed’s directors, executive officers and its employees who are participants in such solicitation in Depomed’s definitive proxy statement filed with the SEC on April 16, 2015, Depomed’s definitive revocation statement filed with the SEC on September 30, 2015, the Special Meetings Solicitation Statement and in such other solicitation statements, proxy statements or other documents that would be filed with the SEC in connection with the special shareholders meetings. These documents are available free of charge at the SEC’s web site at www.sec.gov and, with respect to Horizon Pharma, from Investor Relations at Horizon Pharma as described above. Additional information regarding the interests of such potential participants is included in the Special Meetings Solicitation Statement and will be included in one or more registration statements, proxy statements or other documents filed with the SEC if and when they become available.

HORIZON PHARMA PUBLIC LIMITED COMPANY

c/o HORIZON PHARMA, INC.

520 Lake Cook Road, Suite 520

Deerfield, IL 60015

October 7, 2015

Via Registered Mail and Personal Delivery

Depomed, Inc.

7999 Gateway Blvd, Suite 300

Newark, CA 94560

Attention:	Depomed, Inc. Board of Directors; and

Matthew M. Gosling, Senior Vice President

General Counsel and Secretary

Re:	Request for Special Meetings of Shareholders of Depomed, Inc.

Ladies and Gentlemen:

In accordance with Section 2(d) of Depomed, Inc.’s (“you” or the “Company”) Amended and Restated Bylaws, effective July 12, 2015 (the “Bylaws”), the undersigned Company shareholder Horizon Pharma, Inc., a wholly owned subsidiary of Horizon Pharma public limited company (“we” or the “Requesting Shareholder”), on its own behalf as the holder of record of 2,250,000 shares of common stock, no par value, of the Company (“Company Common Stock”) and on behalf of all other Company shareholders who have submitted WHITE and BLUE proxy cards and voting instruction forms to the Requesting Shareholder authorizing it to submit the Special Meeting Requests included with this letter as the Removal and Bylaw Amendments Special Meeting Request Form and the Election Special Meeting Request Form (the “Horizon Special Meeting Request Forms”) (collectively with the Requesting Shareholder, the “Requesting Shareholders”), hereby submits the Horizon Special Meeting Request Forms and accompanying proxy cards and voting instruction forms to request that you notice and hold two special meetings of the Company’s shareholders (the “Special Meetings”) for the purposes and the matters proposed to be acted on at the Special Meetings set forth in (i) the Record Date Request Notice (as defined in the Bylaws) delivered to the Company by the Requesting Shareholder on August 3, 2015 (the “Removal and Bylaw Amendments Record Date Request Notice”) and (ii) the Record Date Request Notice delivered to the Company by the Requesting Shareholder on August 19, 2015 (the “Election Record Date Request Notice” and, collectively with the Removal and Bylaw Amendments Record Date Request Notice, the “Horizon Record Date Request Notices”).

The Requesting Shareholder, together with the other Requesting Shareholders, is the holder of more than 10% of the outstanding shares of Company Common Stock as of September 8 or September 17, 2015, the most recent dates on which Mediant Communications and Broadridge have updated their respective lists of beneficial owners of shares of Company Common Stock, as applicable.

The Board of Directors and management now know the extent to which the Company’s shareholders want the Special Meetings to be held. Given the substantial shareholder support, the Board of Directors should call the Special Meetings now or accelerate the Request Record Dates (as defined in the Bylaws).

We understand that shareholders have until the Record Request Dates that you set to revoke their proxies and certain shareholders may elect to sell shares of Company Common Stock before then. However, given today’s submission, the Company cannot legitimately expect for there to be less than 10% of shareholders supporting the request on the applicable Request Record Date. As you know, this solicitation is merely to call the Special Meetings. Both the Company and the Requesting Shareholder will have ample opportunity to make their case to shareholders on the merits of the proposals once the Special Meetings are called.

Despite the submission accompanying this letter, the Requesting Shareholder intends to, and reserves the right to, continue soliciting and submitting WHITE and BLUE proxy cards and voting instruction forms from additional shareholders.

The Company has heard what proxy advisory firms ISS, Glass Lewis and Proxy Mosaic think and now it knows what its shareholders are thinking. Accordingly, we urge the Company to permit the Requesting Shareholder to set the date for the Special Meetings without further undue delay. Copies of the reports of ISS, Glass Lewis and Proxy Mosaic are attached hereto.

Accordingly, the Requesting Shareholder respectfully requests that the Company recognize that the Horizon Record Date Request Notices comply with the Bylaws and, without further undue delay, permit the Requesting Shareholder to set the date for the Special Meetings as December 4, 2015, or such other date as the Requesting Shareholder and the Company may mutually determine to be appropriate to ensure the timely exercise of the shareholders’ franchise.

As we have said, we stand ready to meet with you to negotiate a consensual transaction that would be in the best interests of our respective shareholders. Clearly, a combination of our two businesses makes strategic and financial sense and the sooner we can come to an agreement the sooner shareholders can realize the potential benefits.

[Signature Page Follows]

Sincerely yours,

HORIZON PHARMA, INC.

/s/ Timothy P. Walbert
Name: Timothy P. Walbert
Title: Chairman, President and CEO

[Signature Page to Special Meetings Request Submission Letter]